UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

WPCS INTERNATIONAL INCORPORATED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WPCS INTERNATIONAL INCORPORATED

521 Railroad Avenue

Suisun City, California 94585

Telephone: (707) 421-1300

October 21, 2014

 Dear Stockholders:

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of WPCS International Incorporated (the “Company”). The Special Meeting will be held at 10:00 a.m., local time, on [*], 2014, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the Annual Report on Form 10-K for the year ended April 30, 2014.

At this Special Meeting you will be asked to consider and vote upon the following proposals:

1. To approve an amendment to the Certificate of Incorporation of the Company to increase the Company’s authorized shares of common stock from 14,285,714 to 75,000,000; and

2. To act on such other matters as may properly come before the meeting or any adjournment there.

After careful consideration, our board of directors determined that the increase in authorized common stock is advisable to, and in the best interests of, the Company and its stockholders. Our board of directors recommends that you vote “FOR” the authorization of the increase in authorized common stock.

Your vote is very important, regardless of the number of shares you own. The increase in authorized common stock must be approved by the holders of a majority of the outstanding shares of the Company’s common stock present and voting at the Special Meeting. Only stockholders who owned shares of the Company’s common stock at the close of business on October 20, 2014, the record date for the Special Meeting, will be entitled to vote at the Special Meeting. To vote your shares, you may return your proxy card or attend the Special Meeting and vote in person. Even if you plan to attend the Special Meeting, we urge you to promptly submit a proxy for your shares by completing, signing, dating and returning the enclosed proxy card.

Please note that attendance at the Special Meeting will be limited to stockholders of record at the close of business on October 20, 2014, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Special Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Special Meeting in person may submit their ballot to the Management of the Company at 521 Railroad Avenue, Suisun City, California 94585.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sebastian Giordano Sebastian Giordano Interim Chief Executive Officer

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WPCS INTERNATIONAL INCORPORATED

521 Railroad Avenue

Suisun City, California 94585

Telephone: (707) 421-1300

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of WPCS International Incorporated:

A special meeting (“Special Meeting”) of Stockholders of WPCS International Incorporated, a Delaware corporation (the “Company”), will be held at 10:00 a.m., local time, on [*], 2014, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006, to consider and act upon the following matters:

1.	To approve an amendment to the Certificate of Incorporation of the Company to increase the Company’s authorized shares of common stock from 14,285,714 to 75,000,000; and

2.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Only stockholders of record at the close of business on October 20, 2014, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Special Meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Special Meeting for 10 days prior to the date thereof.  The proxy materials will be furnished to stockholders on or about [*], 2014.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [*], 2014:

The Proxy Statement is available at: http://www.viewproxy.com/wpcs/2014sm3/.

BY ORDER OF THE BOARD OF DIRECTORS

 /s/ Sebastian Giordano

Sebastian Giordano

Interim Chief Executive Officer

[*], 2014

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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WPCS INTERNATIONAL INCORPORATED

521 Railroad Avenue

Suisun City, California 94585

Telephone: (707) 421-1300

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [*], [*], 2014

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of WPCS International Incorporated (the “Company”), for use at the Special Meeting of the Company’s stockholders to be held at 10:00 a.m., local time, on [*], 2014, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006, and any postponements or adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about [*], 2014.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. We have retained Alliance Advisors, LLC to assist in the solicitation of proxies at an estimated cost of approximately $6,500, plus reasonable expenses. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on October 20, 2014, will be entitled to receive notice of, attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Sebastian Giordano, our Interim Chief Executive Officer, and Charles Benton, one of our directors, or either one of them who acts, will vote:

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to increase our authorized shares of common stock from 14,285,714 to 75,000,000; and

•	According to their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment there.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of October 20, 2014, there were [*] shares of common stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of common stock held by them.

Thirty-three and one-third percent (33.33%) of the outstanding shares, or [*] shares, present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Special Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, none of the proposals at this meeting are considered a “routine” matter, and brokers are not entitled to vote uninstructed shares with respect to any proposal.

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Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows:

•	The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the increase in authorized shares of common stock; and

•	For each other matter specified in the Notice of Special Meeting of Stockholders, the affirmative vote of a majority of the shares of common stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of WPCS International Incorporated (sometimes referred to as the “Company,” “WPCS,” “we” or “us”) is soliciting your proxy to vote at a Special Meeting of Stockholders. According to our records, you were a stockholder of the Company as of the end of business on October 20, 2014.

 You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about [*], 2014 to all stockholders of record on October 20, 2014 (the “Record Date”) entitled to vote at the Special Meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the Special Meeting; and
•	the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2014, as filed with the SEC on July 30, 2014.

What is the proxy card?

The proxy card enables you to appoint Sebastian Giordano, our Interim Chief Executive Officer, and Charles Benton, one of our Directors, as your representative at the Special Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting.

When and where is the Special Meeting being held?

The Specail Meeting will be held on [*], [*], 2014 commencing at 10:00 A.M., local time, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card and our Annual Report on Form 10-K for the year ended April 30, 2014 are available at http://www.viewproxy.com/wpcs/2014sm3.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on October 20, 2014 will be entitled to vote at the Special Meeting. On this record date, there were [*] shares of common stock outstanding and entitled to vote.

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The Special Meeting will begin promptly at 10:00 A.M., local time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on October 20, 2014 your shares were registered directly in your name with WPCS’s transfer agent, Interwest Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on October 20, 2014, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1. To approve an amendment to the Certificate of Incorporation of the Company to increase the Company’s authorized shares of common stock from 14,285,714 to 75,000,000; and

2. To act on such other matters as may properly come before the meeting or any adjournment there.

The Board of Directors is not currently aware of any other business that will be brought before the Special Meeting.

How do I vote?

For all matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the Special Meeting will be available for inspection at the Special Meeting and for a period of ten days prior to the Special Meeting during regular business hours at our principal executive offices, which are located at 521 Railroad Avenue, Suisun City, California 94585.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

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What is a quorum for purposes of conducting the Special Meeting?

The presence, in person or by proxy, of the holders of thirty-three and one-third percent (33.33%) of the issued and outstanding common stock, or [*] shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” approval of the increase in our authorized shares of common stock, and “FOR ” approval of any adjournment of the Special Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” approval of the increase in authorized shares of common stock. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our Directors, officers or employees, none of whom will receive additional compensation for such solicitation. We have retained Alliance Advisors, LLC to assist in the solicitation of proxies at an estimated cost of approximately $6,500, plus reasonable expenses. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another WPCS International Incorporated stockholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a timely written notice that you are revoking your proxy to the Company at 521 Railroad Avenue, Suisun City, California 94585, Attn: Chief Financial Officer; or

•	You may attend the Special Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

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If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

The proposal for approval of an amendment to the Certificate of Incorporation of the Company to increase the Company’s authorized shares of common stock from 14,285,714 to 75,000,000 (Proposal No. 1) is considered to be “non-routine” matters and as a result, brokers or nominees cannot vote your shares on these proposals in the absence of your direction.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals. There are no routine proposals on which the Company expects that brokers or other nominees will be entitled to vote without receiving instructions from the record holder of the applicable shares of common stock. Accordingly, no broker non-votes will result from these proposals.

How many votes are needed to approve each proposal?

The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the increase in authorized shares of common stock. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Special Meeting in person or by proxy.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be discussed in a Form 8-K filed after the Special Meeting.

Who can help answer my questions?

If you need assistance with voting or have questions regarding the Special Meeting, please contact:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

855-973-0095

(Banks and Brokers please call: 973-873-7721)

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PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 14,285,714 TO 75,000,000

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 14,285,714 to 75,000,000. The increase in our authorized shares of common stock will become effective upon the filing of the amendment to our Certificate of Amendment with the Secretary of State of Delaware. If the amendment to increase our authorized shares of common stock is approved by shareholders at the Special Meeting, we intend to file the amendment to our Certificate of Incorporation as soon as practicable following the Special Meeting.

The form of Certificate of Amendment to be filed with the Secretary of State of the State of Delaware is set forth as Appendix A to this proxy statement.

Outstanding Shares and Purpose of the Proposal

Our Certificate of Incorporation currently authorizes us to issue a maximum of 14,285,714 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, $0.0001 par value per share. Our issued and outstanding securities, as of October [*], 2014, on a fully diluted basis, are as follows:

•	13,913,164 shares of common stock;

•	$752,972 in principal amount of convertible debentures convertible into 4,491,670 shares of common stock,

•	1,644 shares of Series E Convertible Preferred Stock, not including any dividends that are currently convertible or may be convertible in the future, convertible into approximately 469,715 shares of common stock,

•	5,268 shares of Series F Convertible Preferred Stock, not including any dividends that are currently convertible or may be convertible in the future, convertible into approximately 5,268,000 shares of common stock,

•	2,088 shares of Series G Convertible Preferred Stock, not including any dividends that are currently convertible or may be convertible in the future, convertible into approximately 2,561,964 shares of common stock,

•	Warrants to purchase 2,514,185 shares of common stock; and

•	Options to purchase 1,159,207 shares of common stock.

Pursuant to agreements related to the conversion of our outstanding convertible securities, we agreed to use our reasonable best efforts to obtain stockholders’ approval at the next annual stockholder meeting or a special meeting of stockholders for the increase of the number of shares of Common Stock authorized for issuance to 75,000,000. Thus, this increase is necessary to allow for the conversion of our outstanding convertible securities, as set forth above. In addition, the Board of Directors believes that the increase in authorized common shares will provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

At present, other than in connection with the conversion of outstanding convertible securities (which conversions would be at the option of the respective holders), the Board of Directors has no plans to issue the additional shares of common stock authorized by the proposed amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

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Possible Anti-Takeover Effects of Increase in Authorized Common Stock

We could also use the additional shares of common stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The proposed increase in authorized shares of common stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of common stock may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in authorized shares of common stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the proposed increase in authorized shares of common stock with the intent that it be utilized as a type of anti-takeover device.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 14,285,714 TO 75,000,000.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of October 15, 2014:

•	by each person who is known by us to beneficially own more than 5% of our common stock;

•	by each of our officers and directors; and

•	by all of our officers and directors as a group.

Name And Address Of Beneficial Owner (1)	Number of Shares Owned (2)		Percentage of Class (3)
Sebastian Giordano	2,857	(4)	*
David Horin	0		*
Norm Dumbroff	17,691	(4)	*
Neil Hebenton	7,571	(4)	*
Kevin Coyle	8,571	(4)	*
Charles Benton	8,571	(4)	*
Edward Gildea	2,857	(4)	*

All Officers and Directors as a Group (7 persons)	48,118	(4)	*

Hudson Bay Master Fund Ltd. (5)	1,544,189	(6)	9.99%
Iroquois Master Fund Ltd. (7)	1,542,602	(8)	9.99%
Barry Honig	1,447,553	(9)	9.42%
Divya Thakur	1,464,767	(10)	9.53%
Ilya Subkhankulov	732,273	(10)	5.00%

*	Less than 1%.

(1)	The address for each of our officers and directors is 521 Railroad Avenue, Suisun City, California 94585.
(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 15, 2014 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.
(3)	Percentage based on 13,913,164 shares of common stock outstanding.
(4)	Includes the following number of shares of common stock which may be acquired by certain officers and directors through the exercise of stock options which were exercisable as of October 15, 2014 or become exercisable within 60 days of that date: Sebastian Giordano, 2,857 shares; Norm Dumbroff, 7,571 shares; Neil Hebenton, 7,571 shares; Kevin Coyle, 8,571 shares; Charles Benton, 8,571 shares; Edward Gildea, 2,857 shares; and all officers and directors as a group, 41,970 shares.
(5)	Hudson Bay Capital Management LP, the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Sander Gerber disclaims beneficial ownership over these securities.
(6)	Represents shares of common stock issuable upon conversion of outstanding series F convertible preferred stock and series G convertible preferred stock and represents the maximum beneficial ownership percentage pursuant to exercise limitations contained within the series F convertible preferred stock and series G convertible preferred stock owned by this beneficial owner.
(7)	Iroquois Capital Management LLC (“Iroquois Capital”) is the investment manager of Iroquois Master Fund Ltd. (“IMF”). Consequently, Iroquois Capital has voting control and investment discretion over securities held by IMF. As managing members of Iroquois Capital, Joshua Silverman and Richard Abbe make voting and investment decisions on behalf of Iroquois Capital in their capacity as investment managers to IMF. As a result of the foregoing, Mr. Silverman and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange of 1934, as amended) of these securities held by IMF. Notwithstanding the foregoing, Mr. Silverman and Mr. Abbe disclaim such beneficial ownership.
(8)	Includes 1,528,299 shares of common stock issuable upon conversion and/or exercise of outstanding secured convertible notes, series E convertible preferred stock and common stock purchase warrants and represents the maximum beneficial ownership percentage pursuant to exercise limitations contained within secured convertible notes, series E convertible preferred stock and common stock purchase warrants owned by this beneficial owner.
(9)	Includes 174,435 shares of common stock issuable upon exercise of outstanding common stock purchase warrants and 80,857 shares of common stock issuable upon conversion of series E convertible preferred stock owned directly by Mr. Honig, Also includes 6,824 shares of common stock, 424,326 shares of common stock issuable upon exercise of outstanding common stock purchase warrants, 38,571 shares of common stock issuable upon conversion of series E convertible preferred stock and 729,364 shares of common stock issuable upon conversion of secured convertible notes owned by GRQ Consultants Inc. 401K (“GRQ”). Mr. Honig has voting and dispositive power over the shares owned by GRQ.
(10)	Represents shares of common stock issuable upon conversion of outstanding secured convertible notes.

11

HOUSEHOLDING OF PROXY STATEMENT

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of our proxy materials to households at which two or more stockholders reside (“Householding”). Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to Householding, either affirmatively or implicitly by not objecting to Householding, received only one copy of our proxy materials. A stockholder who wishes to participate in Householding in the future must contact his or her broker, bank or other intermediary directly to make such request. Alternatively, a stockholder who wishes to revoke his or her consent to Householding and receive separate proxy materials for each stockholder sharing the same address must contact his or her broker, bank or other intermediary to revoke such consent. Stockholders may also obtain a separate proxy statement or may receive a printed or an e-mail copy of this proxy statement without charge by sending a written request to WPCS International Incorporated, Attn: Corporate Secretary, 521 Railroad Avenue, Suisun City, California 94585 or by calling us at (707) 421-1300.  We will promptly deliver a copy of this proxy statement upon request. Householding does not apply to stockholders with shares registered directly in their name.

WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

This proxy statement incorporates by reference our annual report on Form 10-K for the year ended April 30, 2014 that we have previously filed with the SEC.  The Form 10-K contains important information about us and our financial condition and a copy is being delivered together with this Proxy Statement.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written request directed to the attention of our Corporate Secretary at 521 Railroad Avenue, Suisun City, California 94585 or from the SEC through the SEC’s website at the address provided above.  Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [*], 2014. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Special Meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ SEBASTIAN GIORDANO

Sebastian Giordano

Interim Chief Executive Officer

Suisun City, California

October 21, 2014

12

Appendix A

Certificate of Amendment

of
Certificate of Incorporation

of
WPCS International Corporation

Under Section 242 of the Delaware General Corporation Law

WPCS International Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

“ARTICLE 4: The Corporation is authorized to issue two classes of stock. One class of stock shall be common stock, par value $0.0001. The second class of stock shall be Preferred Stock, par value $0.0001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.0001	75,000,000
Preferred	$0.0001	5,000,000

Totals:		80,000,000

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2014.

Sebastian Giordano Interim Chief Executive Officer

PROXY

WPCS INTERNATIONAL INCORPORATED

PROXY FOR SPECIAL MEETING TO BE HELD ON [*], 2014
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints SEBASTIAN GIORDANO and CHARLES BENTON and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the “Meeting”) to be held on [*], 2014, at 10:00 a.m., local time, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006 or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held [*], 2014.

This Proxy Statement and our 2014 Annual Report on Form 10-K are available at: http://www.viewproxy.com/wpcs/2014sm3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE  FOR PROPOSAL 1

1.	Proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 14,285,714 to 75,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

If you plan to attend the Special Meeting please mark this box ☐

Dated: ______________________________________, 2014

Signature _______________________________________

Name (printed)___________________________________

Title __________________________________________

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to
vote your proxy. Have your proxy
card available when you call.
Follow the voting instructions to
vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.